SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2004

METRETEK TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-19793	84-11698358

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

303 East 17th Street, Suite 660, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (303) 785-8080

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release of Metretek Technologies, Inc., issued February 5, 2004, announcing updated fiscal 2004 financial guidance.

99.2	Investment Presentation, dated February 5, 2004, of Metretek Technologies, Inc.

Item 9. Regulation FD Disclosure

     On February 5, 2004, Metretek Technologies, Inc., a Delaware corporation (the “Company”), issued a press release updated guidance on fiscal 2004 first quarter and full-year financial results. The full text of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

     In addition, on February 5, 2004, the executive officers of the Company gave an investment presentation, and may give the investment presentation from time to time in the near future, to investment analysts and other members of the financial and investment community. The investment presentation contains information about the business, operations, financial results and prospects of the Company and its subsidiaries, including recent updated financial guidance for fiscal 2004. The full text of the investment presentation is attached hereto as Exhibit 99.2 and incorporated herein by this reference and is also available on the Company’s website at www.metretek.com.

     This Report includes forward-looking statements made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, such as statements about future earnings, revenues, and other future financial and non-financial items, performance or events; statements about proposed products, services, technologies or businesses; and statements of assumptions underlying any of the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the Company’s ability to obtain sufficient capital and liquidity on favorable terms, to meet its operating, working capital and debt service requirements and to fund the growth of its business; the effects of the resolution of pending and future litigation and claims against the Company, including a class action lawsuit; the timely and successful development, production and market acceptance of new and enhanced products, services and technologies of the Company; the Company’s ability to attract, retain and motivate key personnel; the effects of competition in the Company’s current and anticipated markets; changes in the energy industry in general and the natural gas and electricity markets in

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particular; the ability of the Company to secure and maintain key contracts and relationships; general economic, market and business conditions; and other factors, risks, and uncertainties described from time to time in the Company’s reports and filings with the Securities and Exchange Commission, including but not limited to the Company’s most recently filed Form 10-KSB and subsequently filed Form 10-Ks, 10-Qs and 8-Ks. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this Report speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METRETEK TECHNOLOGIES, INC.

By:	/s/ W. Phillip Marcum

W. Phillip Marcum
President and Chief Executive Officer

Dated: February 5, 2004

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